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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    June 18, 1997





                             PICTURETEL CORPORATION
             (Exact name of Registrant as specified in its charter)


             Delaware                  1-9434          04-2835972
             --------                  ------          -------------------
  (State or other jurisdiction of    (Commission       (I.R.S. Employer
  incorporation or organization)     File Number)      Identification No.)


  100 Minuteman Road, Andover, MA.                     01810
  --------------------------------                     ---------
  (Address of Principal Executive Offices)             (Zip Code)

  Registrant's telephone number:                       508-292-5000
  ------------------------------


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Item 5.  Other Events


     On May 2, 1997, the Company issued a press release announcing the retirement of Les B. Strauss as Vice President and Chief Financial Officer. The release stated that he would continue in his position until a successor was named. The Company issued a press release on June 12, 1997 reporting that Richard B. Goldman had been appointed as Vice President and Chief Financial Officer replacing Les B. Strauss.




Financial Statements and Exhibits

(a)    Financial Statements of business acquired

Not applicable

(b)    Pro forma financial information

Not applicable

(c)    Exhibits:

10(a)  Press Release dated May 2, 1997
10(b)  Press Release dated June 12, 1997




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                                    SIGNATURE
                                    ---------


     Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    PICTURETEL CORPORATION


                                    /s/ Domenic J. LaCava
                                    -------------------------------------------
                                    Domenic J. LaCava
                                    President and Chief Operating Officer
                                    June 18, 1997